Earnings/(Losses) per share	12 Months Ended
Dec. 31, 2011
Earnings / (Losses) per share (Abstract)
Earnings / (Losses) per share
14.  Earnings / (Losses) per share:

All shares issued (including non-vested shares) have the right to receive dividends with the non-vested shares receiving forfeitable dividend until their vesting. For the purposes of calculating basic earnings per share, non-vested shares are not considered outstanding until the time-based vesting restriction has lapsed.

Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. None of the non-vested awards for the year ended December 31, 2011 discussed under Note 13 above were included in the computation of diluted earnings per share because inclusion of these awards would be anti-dilutive. For the purposes of calculating basic earnings per share, non-vested shares are not considered outstanding until the time-based vesting restriction has lapsed.

Dividends declared during the period for non vested shares are deducted from (added to) the net income (loss) reported for purposes of calculating net income (loss) available to (assumed by) common stockholders for the computation of basic earnings (losses) per share.

During the years ended December 31, 2009 and 2010, the denominator of the diluted earnings per share calculation includes the incremental shares assumed issued under the treasury stock method weighted for the period the shares were outstanding, with respect to the non vested shares outstanding as of each year-end and the warrants outstanding as of December 31, 2009 and the period from January 1, 2010 to November 16, 2010.  The Company calculates the number of shares outstanding for the calculation of basic and diluted earnings per share as follows:

	2009	2010	2011
Net income (loss) for Basic and Diluted Earnings (losses) per share

Net income (loss) attributable to Excel Maritime Carriers Ltd. for the period	$339,782	$257,829	$(211,593)

Weighted average common shares outstanding, basic	67,565,178	80,629,221	84,463,674
Add: Dilutive effect of non vested shares	282,346	875,003	-
Add: Dilutive effect of warrants	2,152,236	1,598,699	-
Weighted average common shares, diluted	69,999,760	83,102,923	84,463,674

Earnings (losses) per share, basic	$5.03	$3.20	$(2.51)
Earnings (losses) per share, diluted	$4.85	$3.10	$(2.51)

In relation to the Convertible Senior Notes due in fiscal year 2027, upon conversion, the Company may settle its conversion obligations, at its election, in cash, shares of our Class A common stock or a combination of cash and shares of our Class A common stock.

The Company has elected on conversion, any amount due up to the principal portion of the notes to be paid in cash, with the remainder, if any, settled in shares of Excel Class A common shares (Note 8). Based on this presumption, and in accordance with ASC 260 "Earnings Per Share", any dilutive effect of the Convertible Senior Notes under the if-converted method is not included in the diluted earnings per share presented above. Any shares to be issued upon conversion would have either an anti-dilutive effect (in 2011) or immaterial dilutive effect (in 2009 and 2010) in the reported earnings / losses per share.